              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Quality Municipal Securities
     Morgan Stanley California Quality Municipal Securities
     Morgan Stanley New York Quality Municipal Securities


     ---------------------------------------------------------
     (Name of Registrant as Specified in its Charter)

                               LouAnne D. McInnis
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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2)   Aggregate number of securities to which transaction applies:

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     Set forth the amount on which the filing fee is calculated and state how it was determined.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)   Date Filed:

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES
              MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES


                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2004

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY QUALITY MUNICIPAL SECURITIES, MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES and MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the North Conference Room, 5th Floor, 1221 Avenue of the Americas, New York, New York 10020, on June 22, 2004 at 11:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS

     1. For each Trust, to elect two Trustees to serve until the year 2005 Annual Meeting of each Trust and to elect two Trustees to serve until the year 2007 Annual Meeting of each Trust, or in each case, until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.


MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS

     To elect one Trustee to serve until the year 2007 Annual Meeting of each Trust, or until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on April 22, 2004 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                           MARY E. MULLIN
                                             Secretary
May 12, 2004
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
                       MORGAN STANLEY CALIFORNIA QUALITY
                              MUNICIPAL SECURITIES
                        MORGAN STANLEY NEW YORK QUALITY
                              MUNICIPAL SECURITIES

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020


                             --------------------

                             JOINT PROXY STATEMENT

                             --------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS

                                 JUNE 22, 2004

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY QUALITY MUNICIPAL SECURITIES ("IQM"), MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES ("IQC") and MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES ("IQN") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on June 22, 2004 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 14, 2004.


     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust ("Shareholders") will be voted for the nominees for election as Trustee to be elected by all Shareholders of that Trust, and, if the Shareholder holds preferred shares of the Trust, for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders"), with respect to that Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.


     Shareholders of record of each Trust as of the close of business on April 22, 2004, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:


                    NUMBER OF COMMON      NUMBER OF PREFERRED
                   SHARES OUTSTANDING     SHARES OUTSTANDING
                          AS OF                  AS OF
                     APRIL 22, 2004         APRIL 22, 2004
NAME OF TRUST         (RECORD DATE)          (RECORD DATE)
---------------   --------------------   --------------------
IQM ...........        15,210,861               1,940
IQC ...........         9,610,522               1,100
IQN ...........         4,448,067                 480

     The cost of soliciting proxies for the Meeting for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Trust may employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, each Trust may employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Alamo or D.F. King, each Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by each respective Trust.

                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently nine Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, two nominees (Joseph J. Kearns and Fergus Reid) are standing for election to each Trust's Board of Trustees to serve until the year 2005 Annual Meeting by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class; two Trustees (Michael Bozic and James F. Higgins) are standing for election to each Trust's Board of Trustees to serve until the year 2007 Annual Meeting by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940 as amended (the "1940 Act"), one Trustee (Charles A. Fiumefreddo) is to be elected to the Trusts' Board of Trustees by the holders of the Preferred Shares of each Trust voting separately as a single class.

     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and James F. Higgins, are "interested trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards, except for Messrs. Kearns and Reid, have been elected previously by the Shareholders of the Trusts.

     The nominees of the Board for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IQM, IQC and IQN--Michael Bozic, Charles A. Fiumefreddo, James F. Higgins, Joseph J. Kearns and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares represented and entitled to vote at the Meetings (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and Reid; and Class III--Messrs. Garn and Nugent. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one each of the Class

I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the Trustees in Class I for each Trust are standing for election at the Meetings and, if elected, will serve until the year 2007 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. In addition, two Trustees in Class II for each Trust are standing for election and will, if elected, serve until the year 2005 Annual Meeting of each Trust as set forth above, or until their successors shall have been elected and qualified.

     The Board of each Trust consists of nine trustees. These same individuals also serve as trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). The table below sets forth the following information as of December 31, 2003, regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trusts, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Advisor and any funds that have an investment advisor that is an affiliated person of the Investment Advisor (including, but not limited to, Morgan Stanley Investment Management Inc.).


INDEPENDENT TRUSTEES


                            POSITION(S)    LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH       TIME
    INDEPENDENT TRUSTEE      THE TRUSTS     SERVED
-------------------------- ------------- ------------
Michael Bozic (63)         Trustee       Since
c/o Kramer Levin                         April 1994
Naftalis & Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY



                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                         FUND
                                                                        COMPLEX
 NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE                  PAST 5 YEARS*                BY TRUSTEE           BY TRUSTEE
-------------------------- ---------------------------------------- -------------- --------------------------
Michael Bozic (63)         Private Investor; Director or Trustee    208            Director of Weirton Steel
c/o Kramer Levin           of the Retail Funds (since April 1994)                  Corporation.
Naftalis & Frankel LLP     and the Institutional Funds (since
Counsel to the             July 2003); formerly Vice Chairman of
Independent Trustees       Kmart Corporation
919 Third Avenue           (December 1998-October 2000),
New York, NY               Chairman and Chief Executive Officer
                           of Levitz Furniture Corporation
                           (November 1995-November 1998) and
                           President and Chief Executive Officer
                           of Hills Department Stores
                           (May 1991-July 1995); formerly
                           variously Chairman, Chief Executive
                           Officer, President and Chief Operating
                           Officer (1987-1991) of the Sears
                           Merchandise Group of Sears,
                           Roebuck & Co.

----------
* The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH        TIME
     INDEPENDENT TRUSTEE       THE TRUSTS      SERVED
---------------------------- ------------- --------------
Edwin J. Garn (71)           Trustee       Since
c/o Summit Ventures LLC                    January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (70)         Trustee       Since
c/o Kramer Levin                           September
Naftalis & Frankel LLP                     1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY

Dr. Manuel H. Johnson (55)   Trustee       Since
c/o Johnson Smick                          Inception of
International, Inc.                        the Trusts
2099 Pennsylvania Avenue
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since July
PMB754                                     2003
23852 Pacific Coast
Highway
Malibu, CA



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS*                 BY TRUSTEE            BY TRUSTEE
---------------------------- ----------------------------------------- -------------- ----------------------------
Edwin J. Garn (71)           Director or Trustee of the Retail         208            Director of Franklin
c/o Summit Ventures LLC      Funds (since January 1993) and the                       Covey (time management
1 Utah Center                Institutional Funds (since July 2003);                   systems), BMW Bank of
201 S. Main Street           member of the Utah Regional                              North America, Inc.
Salt Lake City, UT           Advisory Board of Pacific Corp.,                         (industrial loan
                             formerly United States Senator                           corporation), United
                             (R-Utah) (1974-1992) and Chairman,                       Space Alliance (joint
                             Senate Banking Committee                                 venture between Lockheed
                             (1980-1986), Mayor of Salt Lake City,                    Martin and the Boeing
                             Utah (1971-1974), Astronaut, Space                       Company) and Nuskin
                             Shuttle Discovery (April 12-19, 1985),                   Asia Pacific (multilevel
                             and Vice Chairman, Huntsman                              marketing); member of the
                             Corporation (chemical company).                          board of various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (70)         Retired; Director or Trustee of the       208            Director of The PMI
c/o Kramer Levin             Retail Funds (since September 1997)                      Group Inc. (private
Naftalis & Frankel LLP       and the Institutional Funds (since                       mortgage insurance);
Counsel to the               July 2003); formerly associated with                     Trustee and Vice
Independent Trustees         the Allstate Companies (1966-1994),                      Chairman of The Field
919 Third Avenue             most recently as Chairman of                             Museum of Natural
New York, NY                 The Allstate Corporation                                 History; director of
                             (March 1993-December 1994) and                           various other business and
                             Chairman and Chief Executive Officer                     charitable organizations.
                             of its wholly-owned subsidiary,
                             Allstate Insurance Company
                             (July 1989-December 1994).

Dr. Manuel H. Johnson (55)   Senior Partner, Johnson Smick             208            Director of NVR, Inc.
c/o Johnson Smick            International, Inc., a consulting firm;                  (home construction);
International, Inc.          Chairman of the Audit Committee                          Chairman and Trustee of
2099 Pennsylvania Avenue     and Director or Trustee of the Retail                    the Financial Accounting
N.W.                         Funds (since July 1991) and the                          Foundation (oversight
Suite 950                    Institutional Funds (since July 2003);                   organization of the
Washington, D.C.             Co-Chairman and a founder of the                         Financial Accounting
                             Group of Seven Council (G7C), an                         Standards Board);
                             international economic commission;                       Director of RBS
                             formerly Vice Chairman of the Board                      Greenwich Capital
                             of Governors of the Federal Reserve                      Holdings (financial holding
                             System and Assistant Secretary of the                    company).
                             U.S. Treasury.

Joseph J. Kearns (61)        President, Kearns & Associates LLC        209            Director of Electro Rent
PMB754                       (investment consulting); Deputy                          Corporation (equipment
23852 Pacific Coast          Chairman of the Audit Committee                          leasing), The Ford Family
Highway                      and Director or Trustee of the Retail                    Foundation, and the
Malibu, CA                   Funds (since July 2003) and the                          UCLA Foundation.
                             Institutional Funds (since August
                             1994); previously Chairman of the
                             Audit Committee of the Institutional
                             Funds (October 2001-July 2003);
                             formerly CFO of the J. Paul Getty
                             Trust.

----------
* The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

                             POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF    HELD WITH        TIME
     MANAGEMENT TRUSTEE       THE TRUSTS      SERVED
--------------------------- ------------- --------------
Michael E. Nugent (68)      Trustee       Since
c/o Triumph Capital, L.P.                 Inception of
445 Park Avenue                           the Trusts
New York, NY

Fergus Reid (71)            Trustee       Since
c/o Lumelite Plastics                     July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY



                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
                                                                          COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE                   PAST 5 YEARS*                 BY TRUSTEE           BY TRUSTEE
--------------------------- ----------------------------------------- -------------- -------------------------
Michael E. Nugent (68)      General Partner of Triumph Capital,       208            Director of various
c/o Triumph Capital, L.P.   L.P., a private investment partnership;                  business organizations.
445 Park Avenue             Chairman of the Insurance Committee
New York, NY                and Director or Trustee of the Retail
                            Funds (since July 1991) and the
                            Institutional Funds (since July 2001);
                            formerly Vice President, Bankers
                            Trust Company and BT Capital
                            Corporation (1984-1988).

Fergus Reid (71)            Chairman of Lumelite Plastics             209            Trustee and Director of
c/o Lumelite Plastics       Corporation; Chairman of the                             certain investment
Corporation                 Governance Committee and Director                        companies in the
85 Charles Colman Blvd.     or Trustee of the Retail Funds (since                    JPMorgan Funds complex
Pawling, NY                 July 2003) and the Institutional Funds                   managed by J.P. Morgan
                            (since June 1992).                                       Investment Management
                                                                                     Inc.

INTERESTED TRUSTEES

                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         THE TRUSTS      SERVED
------------------------------ ------------- --------------
Charles A. Fiumefreddo (71)    Chairman of   Since
c/o Morgan Stanley Trust       the Board     Inception of
Harborside Financial Center,   and Trustee   the Trusts
Plaza Two,
Jersey City, NJ

James F. Higgins (56)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS*                BY TRUSTEE             BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -----------------------------
Charles A. Fiumefreddo (71)    Chairman and Director or Trustee of      208            None.
c/o Morgan Stanley Trust       the Retail Funds (since July 1991) and
Harborside Financial Center,   the Institutional Funds (since
Plaza Two,                     July 2003); formerly Chief Executive
Jersey City, NJ                Officer of the Retail Funds (until
                               September 2002).

James F. Higgins (56)          Director or Trustee of the Retail        208            Director of AXA
c/o Morgan Stanley Trust       Funds (since June 2000) and the                         Financial, Inc. and The
Harborside Financial Center,   Institutional Funds (since July 2003);                  Equitable Life Assurance
Plaza Two,                     Senior Advisor of Morgan Stanley                        Society of the United
Jersey City, NJ                (since August 2000); Director of the                    States (financial services).
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
* The dates referenced below indicating commencement of service as Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional Funds as applicable.

OFFICERS OF THE FUNDS


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUSTS           TIME SERVED
----------------------------- --------------------- ---------------------
Mitchell M. Merin (50)        President             Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (49)               Vice President        Since February 1997
1221 Avenue of the Americas
New York, NY

Ronald E. Robison (65)        Executive Vice        Since April 2003
1221 Avenue of the Americas   President and
New York, NY                  Principal Executive
                              Officer

Joseph J. McAlinden (61)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS*
----------------------------- ---------------------------------------------------------------
Mitchell M. Merin (50)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management Inc.; President, Director and Chief
New York, NY                  Executive Officer of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor; Chairman and Director of the
                              Transfer Agent; Director of various Morgan Stanley
                              subsidiaries; President of Morgan Stanley Investments LP
                              (since February 2003); President of the Institutional Funds
                              (since July 2003) and President of the Retail Funds (since
                              May 1999); Trustee (since July 2003) and President (since
                              December 2002) of the Van Kampen Closed-End Funds;
                              Trustee (since May 1999) and President (since October 2002)
                              of the Van Kampen Open-End Funds.

Barry Fink (49)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY                  Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Manager and Morgan Stanley
                              Services; Assistant Secretary of Morgan Stanley DW; Vice
                              President of the Institutional Funds (since July 2003); Vice
                              President of the Retail Funds; Vice President and Secretary
                              of the Distributor; previously Secretary (February 1997-
                              July 2003) and General Counsel (February 1997-April 2004)
                              of the Retail Funds; Vice President and Assistant General
                              Counsel of the Investment Manager and Morgan Stanley
                              Services (February 1997-December 2001).

Ronald E. Robison (65)        Principal Executive Officer -- Office of the Funds (since
1221 Avenue of the Americas   November 2003); Managing Director of Morgan Stanley &
New York, NY                  Co. Incorporated; Managing Director of Morgan Stanley;
                              Managing Director, Chief Administrative Officer and
                              Director of the Investment Manager and Morgan Stanley
                              Services; Chief Executive Officer and Director of the
                              Transfer Agent; Executive Vice President and Principal
                              Executive Officer of the Institutional Funds (since July
                              2003) and the Retail Funds (since July 2003); Director of
                              Morgan Stanley SICAV (since May 2004); previously President
                              (March 2001- July 2003) and Director of the Institutional
                              Funds (March 2001-July 2003) and Chief Global Operations
                              Officer and Managing Director of Morgan Stanley Investment
                              Management Inc.

Joseph J. McAlinden (61)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Manager and Morgan Stanley Investment
New York, NY                  Management Inc. Director of the Transfer Agent, Chief
                              Investment Officer of the Van Kampen Funds; Vice President
                              of the Institutional Funds (since July 2003) and the Retail
                              Funds (since July 1995).

----------
* The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUSTS           TIME SERVED
------------------------------ ----------------- -------------------------
Stefanie V. Chang (37)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ

Thomas F. Caloia (58)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS*
------------------------------ -------------------------------------------------------------
Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co., Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment
New York, NY                   Manager and Vice President of the Institutional Funds (since
                               December 1997) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firm of Rogers
                               & Wells (now Clifford Chance US LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-
Plaza Two,                     July 2003); previously Vice President of the Investment
Jersey City, NJ                Manager and Morgan Stanley Services (August 2000-
                               November 2001) and Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                of the Investment Manager, the Distributor and Morgan
                               Stanley Services.

Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY                   Investment Manager; Secretary of the Institutional Funds
                               (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firms of
                               McDermott, Will & Emery and Skadden, Arps, Slate,
                               Meagher & Flom LLP.

----------
* The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trusts and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Trusts on July 31, 2003.



                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS         BY TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2003)                   COMPANIES (AS OF DECEMBER 31, 2003)
------------------------ ------------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns(1)                             None                                        over $100,000
Michael E. Nugent                               None                                        over $100,000
Fergus Reid(1)                                  None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                          None                                        over $100,000
James F. Higgins                                None                                        over $100,000

----------
(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trusts.


THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors Inc. or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of each Trust has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trusts' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Trusts' Audit Committees is an "interested person," as defined under the 1940 Act, of any of the Trusts (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from each Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Trusts is Dr. Manuel H. Johnson.

     The Board of Trustees of each Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises each Trust's Board with respect to Board composition, procedures and committees, develops and recommends to each Trust's Board a set of corporate governance principles applicable to the Trusts, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board of Trustees and any Board committees and oversees periodic evaluations of the Trust's Board and its committees. The members of the Governance Committee of each Trust are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid.

     None of the Trusts has a separate nominating committee. While each Trust's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all Trusts) participates in the election and nomination of candidates for election as Independent Trustees for the respective Trusts for which the Independent Trustee serves. Persons recommended by each Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Trusts expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Trust's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trusts. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The Derivative Committee was eliminated as of July 31, 2003. There were two Derivative Committee meetings held during each Trust's last fiscal year.

     The following chart sets forth the number of meetings of the Board, the Independent Trustees, the Audit Committee, the Insurance Committee and the Governance Committee of each Fund during its most recent fiscal year. For the 2003 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                            BOARD OF   INDEPENDENT     AUDIT     INSURANCE   GOVERNANCE
                 FISCAL     TRUSTEES     TRUSTEES    COMMITTEE   COMMITTEE   COMMITTEE
NAME OF TRUST   YEAR-END    MEETINGS     MEETINGS     MEETINGS    MEETINGS    MEETINGS
-------------   ---------  ---------- ------------- ----------- ----------- -----------
IQM ........... 10/31/03      10         4             8           2           0
IQC ........... 10/31/03      10         4             8           2           0
IQN ........... 10/31/03      10         4             8           2           0

AUDIT COMMITTEE REPORT

     The Board of Trustees of each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent auditors for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                          The Audit Committee


                                          Manuel H. Johnson (Chairman)
                                          Joseph J. Kearns (Deputy Chairman)
                                          Michael Bozic
                                          Edwin J. Garn
                                          Wayne E. Hedien
                                          Michael E. Nugent
                                          Fergus Reid


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL FUNDS AND THE INSTITUTIONAL FUNDS

     The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and the Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and the Institutional Funds.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each Trust's Board of Trustees. Shareholders should send communications intended for each Trust's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the Funds in the Morgan Stanley Retail Funds and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. As of March 31, 2004, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.5 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than one percent of each Trust's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trusts for their services as Trustee.

     Prior to August 1, 2003, the Funds paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trusts paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee meeting, if a Board meeting and a meeting of the Independent Trustees and/or more than one Committee meeting took place on a single day, the Trustees were paid a single meeting fee by the Trusts.

     Effective April 1, 2004, the Funds began an unfunded Deferred Compensation Plan (the "Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Funds intend that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended. The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Trusts.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).


     The following tables illustrate the compensation that the Trusts paid to its Trustees for each Trust's fiscal year ended October 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003.


                              TRUST COMPENSATION



NAME OF TRUSTEE                            IQM         IQC         IQN
---------------                         ---------   ---------   ---------
Michael Bozic(1)(3) .................    $1,254      $1,168      $1,113
Charles A. Fiumefreddo*(2) ..........     3,896       3,808       3,738
Edwin J. Garn(1)(3) .................     1,254       1,168       1,113
Wayne E. Hedien(1)(2) ...............     1,204       1,118       1,063
James F. Higgins* ...................         0           0           0
Dr. Manuel H. Johnson(1) ............     1,703       1,592       1,517
Joseph J. Kearns(1) .................       218         120          55
Michael E. Nugent(1)(2) .............     1,526       1,428       1,363
Fergus Reid(1)(3) ...................       218         120          55

----------
(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.



     The following table shows aggregate compensation paid to each of the Trusts' Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX



                                    NUMBER OF PORTFOLIOS      TOTAL COMPENSATION
                                     IN THE FUND COMPLEX        FROM THE FUND
                                   FROM WHICH THE TRUSTEE      COMPLEX PAYABLE
NAME OF TRUSTEE                     RECEIVED COMPENSATION        TO TRUSTEES
---------------                   ------------------------   -------------------
Michael Bozic ..................            208                    $164,400
Charles A. Fiumefreddo .........            208                     360,000
Edwin J. Garn ..................            208                     164,400
Wayne E. Hedien ................            208                     164,300
James F. Higgins ...............            208                           0
Dr. Manuel H. Johnson ..........            208                     228,213
Joseph J. Kearns(1) ............            209                     166,710
Michael E. Nugent ..............            208                     277,441
Fergus Reid(1) .................            209                     149,299

----------
(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.


     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including IQM and IQC, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.


     The following table illustrates the retirement benefits accrued to the Trusts' Independent Trustees, by IQM and IQC for their last fiscal year and the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from IQM and IQC for their last fiscal year and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.






                                  RETIREMENT BENEFITS ACCRUED AS TRUST
                                               EXPENSES
                                  -----------------------------------
                                     BY        BY          BY ALL
NAME OF INDEPENDENT TRUSTEE         IQM       IQC      ADOPTING FUNDS
---------------------------       -------   -------   ---------------
Michael Bozic .................    $415      $415         $19,842
Edwin J. Garn .................     800       800          35,306
Wayne E. Hedien ...............     798       798          38,649
Dr. Manuel H. Johnson .........     431       431          20,125
Michael E. Nugent .............     810       810          36,265

                                     ESTIMATED ANNUAL BENEFITS UPON
                                              RETIREMENT(1)
                                  -------------------------------------
                                    FROM       FROM         FROM ALL
NAME OF INDEPENDENT TRUSTEE          IQM        IQC      ADOPTING FUNDS
---------------------------       --------   --------   ---------------
Michael Bozic .................    $  997     $  997        $47,838
Edwin J. Garn .................       990        990         47,877
Wayne E. Hedien ...............       843        843         40,839
Dr. Manuel H. Johnson .........     1,451      1,451         70,050
Michael E. Nugent .............     1,299      1,299         62,646

----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment manager pursuant to an investment management agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer, and Barry Fink, Managing Director and Secretary. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address for Morgan Stanley Services is that of Morgan Stanley Investment Advisors set forth above.


                       FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE TRUSTS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements for each Trust's respective fiscal years ended October 31, 2002 and 2003 were $25,000 and $26,000 for IQM, $27,000 and $28,000 for IQC and $24,000 and $25,000 for
IQN, respectively.

AUDIT-RELATED FEES

     The audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Trust's financial statements for their respective fiscal years ended October 31, 2003 and 2002 were $16,000 and $20,000 for IQM, $16,000 and $20,000 for IQC and $16,000 and $20,000 for IQN, respectively, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.


TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Trust for the fiscal years ended October 31, 2003 and 2002 are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Trust.




                    2003        2002
                 ---------   ---------
IQM ..........    $4,000      $ 4,000
IQC ..........    $4,000      $12,000
IQN ..........    $4,000      $ 4,000

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Trust for the respective fiscal years ended October 31, 2003 and 2002.


AUDIT COMMITTEE PRE-APPROVAL

     Each Trust's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Trust's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit and the tax services described above for which Deloitte & Touche LLP billed each of the Trusts' fees for the fiscal year ended October 31, 2003 were pre-approved by the Audit Committee.


AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT MANAGER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Manager and to any entities controlling, controlled by or under common control with the Investment Manager for the fiscal years ended October 31, 2003 and 2002 amounted to approximately $4 million and $3.3 million, respectively. Such services for the 2003 and 2002 fiscal years included: (i) audit-related fees of approximately $3.3 million and $2.3 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $650,000 and $1 million, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Manager is compatible with maintaining the independence of Deloitte & Touche LLP.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received by no later than January 17, 2005 for each Trust for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.


                                    By Order of the Board of Trustees


                                             MARY E. MULLIN
                                               Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                                                      APPENDIX B















                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS












                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                  APRIL 22, 2004

1. MISSION STATEMENT


     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A(1). The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.


2. COMPOSITION


     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.


     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."


3. MEETING OF THE GOVERNANCE COMMITTEE


     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.


     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.


4. AUTHORITY


     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.


----------
(1) This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

   a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i. evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

      ii. recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

      iii. review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

   b. Corporate Governance

      The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1) trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment Company Act of 1940, as amended ("the 1940 Act"), and the NYSE;

           (2)  trustee/director duties and responsibilities;

           (3) trustee/director access to management, and, as necessary and appropriate, independent advisers; and

           (4)  trustee/director orientation and continuing education;

      ii. review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

   c. Periodic Evaluations

      The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

      In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

      The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.


6. EVACUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.


7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                   EXHIBIT A


                                   FUND LIST


                                MORGAN STANLEY
                        RETAIL AND INSTITUTIONAL FUNDS
                                      AT
                                 JULY 31, 2003

RETAIL FUNDS

OPEN-END RETAIL FUNDS


TAXABLE MONEY MARKET FUNDS

1.  Active Assets Government Securities Trust ("AA Government")
2. Active Assets Institutional Government Securities Trust ("AA Institutional Government")
3.  Active Assets Institutional Money Trust ("AA Institutional Money")
4.  Active Assets Money Trust ("AA Money")
5.  Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")
6.  Morgan Stanley U.S. Government Money Market Trust ("Government Money")


TAX-EXEMPT MONEY MARKET FUNDS

7.  Active Assets California Tax-Free Trust ("AA California")
8.  Active Assets Tax-Free Trust ("AA Tax-Free")
9. Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free Daily")
10. Morgan Stanley New York Municipal Money Market Trust ("New York Money")
11. Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")


EQUITY FUNDS

12. Morgan Stanley 21st Century Trend Fund ("21st Century Trend")*
13. Morgan Stanley Aggressive Equity Fund ("Aggressive Equity")*
14. Morgan Stanley Allocator Fund ("Allocator Fund")*
15. Morgan Stanley All Star Growth Fund ("All Star Growth")*
16. Morgan Stanley American Opportunities Fund ("American Opportunities")*
17. Morgan Stanley Biotechnology Fund ("Biotechnology Fund")*
18. Morgan Stanley Capital Opportunities Trust ("Capital Opportunities")*
19. Morgan Stanley Developing Growth Securities Trust ("Developing Growth")*
20. Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth")*
21. Morgan Stanley Equity Fund ("Equity Fund")*
22. Morgan Stanley European Growth Fund Inc. ("European Growth")*
23. Morgan Stanley Financial Services Trust ("Financial Services")*
24. Morgan Stanley Fund of Funds ("Fund of Funds")*
       o  Domestic Portfolio
       o  International Portfolio

25. Morgan Stanley Fundamental Value Fund ("Fundamental Value")*
26. Morgan Stanley Global Advantage Fund ("Global Advantage")*
27. Morgan Stanley Global Dividend Growth Securities ("Global Dividend
    Growth")*

28. Morgan Stanley Global Utilities Fund ("Global Utilities")*
29. Morgan Stanley Growth Fund ("Growth Fund")*
30. Morgan Stanley Health Sciences Trust ("Health Sciences")*
31. Morgan Stanley Income Builder Fund ("Income Builder")*
32. Morgan Stanley Information Fund ("Information Fund")*
33. Morgan Stanley International Fund ("International Fund")*
34. Morgan Stanley International SmallCap Fund ("International SmallCap")*
35. Morgan Stanley International Value Equity Fund ("International Value")*
36. Morgan Stanley Japan Fund ("Japan Fund")*
37. Morgan Stanley KLD Social Index Fund ("KLD Social Index")*
38. Morgan Stanley Latin American Growth Fund ("Latin American")*
39. Morgan Stanley Market Leader Trust ("Market Leader")*
40. Morgan Stanley Mid-Cap Value Fund ("Mid-Cap Value")*
41. Morgan Stanley Nasdaq-100 Index Fund ("Nasdaq-100")*
42. Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource")*
43. Morgan Stanley New Discoveries Fund ("New Discoveries")*
44. Morgan Stanley Next Generation Trust ("Next Generation")*
45. Morgan Stanley Pacific Growth Fund Inc. ("Pacific Growth")*
46. Morgan Stanley Real Estate Fund ("Real Estate")*
47. Morgan Stanley Small-Mid Special Value Fund ("Small-Mid Special Value")*
48. Morgan Stanley S&P 500 Index Fund ("S&P 500 Index")*
49. Morgan Stanley Special Growth Fund ("Small Cap Growth")*
50. Morgan Stanley Special Value Fund ("Special Value")*
51. Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed Growth")*
52. Morgan Stanley Technology Fund ("Technology Fund")*
53. Morgan Stanley Total Market Index Fund ("Total Market Index")*
54. Morgan Stanley Total Return Trust ("Total Return")*
55. Morgan Stanley Utilities Fund ("Utilities Fund")*
56. Morgan Stanley Value-Added Market Series ("Value Added")*
57. Morgan Stanley Value Fund ("Value Fund")*


BALANCED FUNDS

58. Morgan Stanley Balanced Growth Fund ("Balanced Growth")
59. Morgan Stanley Balanced Income Fund ("Balanced Income")


ASSET ALLOCATION FUND

60. Morgan Stanley Strategist Fund ("Strategist Fund")


TAXABLE FIXED-INCOME FUNDS

61. Morgan Stanley Convertible Securities Trust ("Convertible Securities")*
62. Morgan Stanley Diversified Income Trust ("Diversified Income")*
63. Morgan Stanley Federal Securities Trust ("Federal Securities")*
64. Morgan Stanley High Yield Securities Inc ("High Yield Securities")
65. Morgan Stanley Intermediate Income Securities ("Intermediate Income")*
66. Morgan Stanley Limited Duration Fund ("Limited Duration Fund")
67. Morgan Stanley Limited Duration U.S. Treasury Trust ("Limited Duration Treasury")

68. Morgan Stanley Total Return Income Securities Fund ("Total Return Income")*

69. Morgan Stanley U.S. Government Securities Trust ("Government Securities")*


TAX-EXEMPT FIXED-INCOME FUNDS

70. Morgan Stanley California Tax-Free Income Fund ("California Tax-Free")* 7l. Morgan Stanley Hawaii Municipal Trust ("Hawaii Municipal")
72. Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal")
73. Morgan Stanley Multi-State Municipal Series Trust ("Multi-State Series")
       o  Arizona Series
       o  Florida Series
       o  New Jersey Series
       o  Pennsylvania Series

74. Morgan Stanley New York Tax-Free Income Fund ("New York Tax-Free")*
75. Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt Securities")*


SPECIAL PURPOSE FUNDS

76. Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
       o  Value-Added Portfolio

77. Morgan Stanley Variable Investment Series ("Variable Investment")
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Pacific Growth Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

CLOSED-END RETAIL FUNDS


TAXABLE FIXED-INCOME CLOSED-END FUNDS

78. Morgan Stanley Government Income Trust ("Government Income")
79. Morgan Stanley Income Securities Inc. ("Income Securities")
80. Morgan Stanley Prime Income Trust ("Prime Income")


TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

81. Morgan Stanley California Insured Municipal Income Trust ("California Insured Municipal")
82. Morgan Stanley California Quality Municipal Securities ("California Quality Municipal")
83. Morgan Stanley Insured California Municipal Securities ("Insured California Securities")
84. Morgan Stanley Insured Municipal Bond Trust ("Insured Municipal Bond")
85. Morgan Stanley Insured Municipal Income Trust ("Insured Municipal Income")
86. Morgan Stanley Insured Municipal Securities ("Insured Municipal
    Securities")
87. Morgan Stanley Insured Municipal Trust ("Insured Municipal Trust")
88. Morgan Stanley Municipal Income Opportunities Trust ("Municipal Opportunities")
89. Morgan Stanley Municipal Income Opportunities Trust II ("Municipal Opportunities II")
90. Morgan Stanley Municipal Income Opportunities Trust III ("Municipal Opportunities III")
91. Morgan Stanley Municipal Premium Income Trust ("Municipal Premium")
92. Morgan Stanley New York Quality Municipal Securities ("New York Quality Municipal")
93. Morgan Stanley Quality Municipal Income Trust ("Quality Municipal Income")
94. Morgan Stanley Quality Municipal Investment Trust ("Quality Municipal Investment")
95. Morgan Stanley Quality Municipal Securities ("Quality Municipal
    Securities")

*- Denotes Retail Multi-Class Fund

TERM TRUST

1.  TCW/DW Term Trust 2003 ("Term Trust 2003")


                              INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

     Active Portfolios:

       o  Active International Allocation Portfolio
       o  Asian Equity Portfolio
       o  Asian Real Estate Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Value Equity Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio

       o  International Small Cap Portfolio
       o  Japanese Value Equity Portfolio
       o  Latin American Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

     Inactive Portfolios:

       o  China Growth Portfolio
       o  Gold Portfolio
       o  Micro-Cap Portfolio
       o  Mortgage Backed Securities Portfolio
       o  U.S. Equity Portfolio
       o  Municipal Bond Portfolio


2. Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

     Active Portfolios:

       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Cash Reserves Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  Equity Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Multi-Asset Class Portfolio
       o  Municipal Portfolio
       o  Small-Cap Growth Portfolio
       o  Strategic Small Value Portfolio
       o  U.S. Small-Cap Growth Portfolio
       o  U.S. Mid-Cap Core Portfolio
       o  Value Portfolio

     Inactive Portfolios:

       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio

3.  The Universal Institutional Funds, Inc. ("Universal Funds")

     Active Portfolios:
       o  Active International Allocation Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Core Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio


     Inactive Portfolios:

       o  Asian Equity Portfolio
       o  Balanced Portfolio
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio


4.  Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

CLOSED-END INSTITUTIONAL FUNDS

5.  Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")
6.  Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")
7.  Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")
8.  Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")
9.  Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity")
10. Morgan Stanley High Yield Fund, Inc. ("High Yield Fund")
11. The Latin American Discovery Fund, Inc. ("Latin American Discovery")
12  The Malaysia Fund, Inc. ("Malaysia Fund")
13. The Thai Fund, Inc. ("Thai Fund")
14. The Turkish Investment Fund, Inc. ("Turkish Investment")

CLOSED-END HEDGE FUND

15.  Morgan Stanley Institutional Fund of Hedge Funds ("Fund of Hedge Funds")

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                             YOUR PROXY VOTE IS IMPORTANT!

                                             And now you can Vote your Proxy on
                                             the PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS --
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 TO
                                             WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.



                  Please detach at perforation before mailing.


PROXY            MORGAN STANLEY QUALITY MUNICIPAL SECURITIES               PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 22, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust to be held in the North Conference Room, 5th floor, 1221 Avenue of the Americas, New York, NY 10020 on June 22, 2004 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated May 12, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE: 1-866-241-6192
                                        ----------------------------------------
                                        999 99999 999 999
                                        ----------------------------------------


                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         14202_MCJ_D

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                             YOUR PROXY VOTE IS IMPORTANT!

                                             And now you can Vote your Proxy on
                                             the PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS --
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 TO
                                             WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.

PROXY         MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES       PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 22, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust to be held in the North Conference Room, 5th floor, 1221 Avenue of the Americas, New York, NY 10020 on June 22, 2004 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated May 12, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE: 1-866-241-6192
                                        ----------------------------------------
                                        999 99999 999 999
                                        ----------------------------------------



                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         14202_MCJ_E

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                             YOUR PROXY VOTE IS IMPORTANT!

                                             And now you can Vote your Proxy on
                                             the PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS --
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 TO
                                             WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.


PROXY         MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES         PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 22, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust to be held in the North Conference Room, 5th floor, 1221 Avenue of the Americas, New York, NY 10020 on June 22, 2004 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated May 12, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE: 1-866-241-6192
                                        ----------------------------------------
                                        999 99999 999 999
                                        ----------------------------------------



                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         14202_MCJ_F

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






















                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]


                                                                                                FOR       WITHHOLD        FOR ALL
1. Election of four Trustees:                                                                                              EXCEPT

01. Michael Bozic      02. James F. Higgins      03. Joseph J. Kearns       04. Fergus Reid      [ ]         [ ]             [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


--------------------------------------------------------------------------------
                                                                                                  FOR       WITHHOLD        FOR ALL
2. Election of one Preferred Trustee:                                                                                       EXCEPT

01. Charles A. Fiumefreddo                                                                        [ ]         [ ]             [ ]


                                                                                                                       14202_MCJ_D-F

                             YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY